SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2006 (January 4, 2006)
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HARKEN ENERGY CORPORATION
(Exact Name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	1-10262 (Commission File Number)	95-2841597 (IRS Employer Identification No.)

180 State Street, Suite 200 Southlake, Texas (Address of Principal Executive Offices)	76092 (Zip Code)

Registrant’s telephone number, including area code: (817) 424-2424

Former Name or Former Address, if Changed Since Last Report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On January 4, 2006, Harken Energy Corporation (“Harken”) announced that Global Energy Development PLC (“Global”), in which Harken holds 11,893,462 ordinary shares representing approximately 34% of Global’s issued share capital, has signed a new exclusive Exploration and Production Concession Contract for the Caracoli area (the “Caracoli Contract”) with the National Hydrocarbons Agency of the Republic of Colombia. The Caracoli Contract covers approximately 90,000 acres in the Catatumbo basin in northeastern Colombia.

Global will own 100% of the Caracoli Contract, subject to an initial 8% royalty which will be adjusted based on future production levels. The Caracoli Contract has a 30-year duration, which includes a six-year exploration phase and a 24-year exploitation and production phase.

Additional information is contained in the Company’s press release, issued January 4, 2006, filed as Exhibit 99.1 to this Current Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued by Harken Energy Corporation January 4, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harken Energy Corporation (Registrant)

Date: January 5, 2006	By:	/s/ ELMER A. JOHNSTON
Elmer A. Johnston
Vice President, Secretary and General Counsel

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release issued by Harken Energy Corporation January 4, 2006